Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: EMERALD OIL, INC., et al.,	Case No. 16-10704
Reporting Period: May 2016

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

		Document	Explanation	Affidavit/Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a	X
Schedule of Disbursements by Debtor Entity	MOR-1b	X
Schedule of Professional Fees and Expenses Paid	MOR-1c	X
Copies of bank statements	MOR-1d	X
Cash disbursements journals	MOR-1e	X
Statement of Operations	MOR-2	X
Balance Sheet as of Petition Date	MOR-3a	X
Balance Sheet as of Month End	MOR-3b	X
Status of Postpetition Taxes	MOR-4a	X
Copies of IRS Form 6123 or payment receipt			X
Copies of tax returns filed during reporting period			X
Summary of Unpaid Postpetition Debts	MOR-4b	X
Listing of aged accounts payable	MOR-4b	X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Emerald Oil, Inc

/s/ Emerald Oil, Inc.	June 29, 2016
Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Ryan Smith	June 29, 2016
Signature of Authorized Individual*	Date

Ryan Smith	Chief Financial Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

MOR
(04/07)

In re: EMERALD OIL, INC., et al.,	Case No. 16-10704
Debtor	Reporting Period: May 2016

MOR – 1

Schedule of Cash Receipts and Disbursements (1)

For the Period May 1, 2016 through May 31, 2016

(Unaudited)

Total Debtors

Beginning Cash	$6,489,926

Receipts:
Gross Receipts (2)	88,569,030
Total Receipts	88,569,030

Disbursements (3):

Revolving Credit Facility (4)	80,000,000
Operating Expenses	1,521,987
Royalties	1,194,869
Payroll, Payroll Taxes and Benefits	425,840
Severance & Other Taxes	354,922
Professional Fees	436,060
Interest and Bank Fees	85,544
Total Disbursements	84,019,222

Net Cash Flow	4,549,807

Ending Cash Balance	$11,039,733

Notes:

(1) This statement includes all entities controlled by the Debtors and therefore represents the consolidated financial results of Emerald Oil, Inc. Due to the consolidated cash management reporting system, certain cash payments may be paid out of a legal entity that is different than the legal entity where the expenses were incurred. Total disbursements by entity are provided in Schedule 1b.

(2) Gross Receipts include receipts of revenue from the production of oil, natural gas and NGLs, including revenue receipts on properties in which the Debtors have joint ownership. The operating receipts are presented on a gross basis, which includes third party revenue that is subsequently disbursed by the Company to the working interest owners for their portion of the revenue. For the month of May 2016, this also includes $80 million representing four (4) times the DIP Loan Amount as defined and provided for in the Final Agreed Order Authorizing Limited Use of Cash Collateral, Obtaining Post-Petition Credit Secured by Senior Liens, Granting Adequate Protection To Existing Lienholders and Granting Related Relief (Docket No. 287).

(3) Disbursements are presented on a gross basis and include outstanding post-petition checks from operating accounts as of the reporting date.

(4) Represents four (4) times the DIP Loan Amount as defined and provided for in the Final Agreed Order Authorizing Limited Use of Cash Collateral, Obtaining Post-Petition Credit Secured by Senior Liens, Granting Adequate Protection To Existing Lienholders and Granting Related Relief (Docket No. 287)

In re: EMERALD OIL, INC., et al.,	Case No. 16-10704
Debtor	Reporting Period: May 2016

MOR-1a
Debtors Statement with respect to Bank Account Reconciliations, Bank Statements and Cash Disbursements Journal
For the Period May 1, 2016 through May 31, 2016
(Unaudited)

Bank Account Reconciliations and Cash Disbursements

The Debtors affirm that bank reconciliations are prepared for all open and active bank accounts on a monthly basis. The Debtors affirm that within its financial accounting systems, check registers and/or disbursement journals are maintained for each disbursement account.

Bank Statements

The Debtors affirm that bank statements for all open and active bank accounts are retained by the Debtors. The Debtors affirm that no bank accounts were closed during the current reporting period.

	16-10704	16-10708	16-10704	16-10704	16-10704
Debtor	Emerald Oil, Inc.	EOX Marketing, LLC	Emerald Oil, Inc.	Emerald Oil, Inc.	Emerald Oil, Inc.
Type	Operating	Operating	Utility	Employee Medical Claims	Professional Fees
Account Number (last 4 digits only)	# 0166	# 0112	# 4612	# 6810	# 7214

Balance Per Books	$5,632,810	$2,628,223	$4,317	$44,940	$2,729,443

Bank Balance	$7,001,348	$2,628,223	$4,317	$44,940	$2,729,443
(+) Deposits in transit (attach list)	-	-	-	-	-
(-) Outstanding checks (attach list)	1,368,538	-	-	-	-
Other (attach explanation)	-	-	-	-	-
Adjusted Bank Balance*	$5,632,810	$2,628,223	$4,317	$44,940	$2,729,443

* Adjusted bank balance must equal balance per books

Checks Outstanding	Ck. #	Amount
	212535	120.83
	212594	491.66
	112733	30.00
	212985	167.89
	213088	516.20
	213191	177.95
	213195	147.34
	213206	194.56
	213374	233.04
	213386	1,938.81
	213546	394.82
	213596	783.68
	213604	1,035.51
	112852	60.72
	112888	235.01
	112894	118.92
	213769	263.44
	213779	4,946.61
	213790	642.25
	213810	3,382.27
	213823	118.33
	213824	121.70
	213852	114.42
	213869	150.53
	213893	159.73
	213894	159.73
	213896	473.85
	213935	5,107.83
	213936	1,702.62
	213952	473.28
	213981	187.26
	213983	4,219.31
	213985	168.02
	213990	221.86
	213991	203.44
	214012	109.78
	214013	132.13
	214052	447.93

FORM MOR-1a
(04/07)

Checks Outstanding	Ck. #	Amount
	214055	1,791.59
	214080	152.17
	214081	197.47
	214114	5,580.13
	214120	137.57
	214128	937.39
	214160	396.27
	112916	193.23
	112922	7,187.00
	112946	5,788.50
	112956	3,250.00
	112962	156.39
	112963	92,501.73
	112980	14,412.50
	112981	487.06
	112982	3,197.65
	112986	151.27
	112987	187.79
	112989	15,964.04
	112991	82,328.27
	112992	79.21
	112997	3,086.49
	112998	68.00
	112999	35.79
	113002	12,036.00
	113003	20,141.00
	113004	8,255.00
	113005	10,418.50
	113007	24,875.15
	113008	720.00
	5072	198.46
	214183	10,714.82
	214184	18,242.40
	214185	514.64
	214186	119.69
	214187	5,686.39
	214188	496.14
	214189	359.71
	214190	364.18
	214191	3,134.53
	214192	5,686.07
	214193	348.30
	214194	111.67
	214195	109.93
	214196	269,041.38
	214197	224.23
	214198	317.86
	214199	298.41
	214200	3,606.13
	214201	1,217.61
	214202	118.23
	214203	131.29
	214204	9,603.58
	214205	4,139.10
	214206	290.57
	214207	732.74
	214208	5,088.68
	214209	1,585.76
	214210	638.88
	214211	11,498.46
	214212	4,871.66
	214213	223.65
	214214	785.03
	214215	785.03
	214216	1,707.72
	214217	467.72
	214218	177.81
	214219	355.63
	214220	570.63
	214221	44,247.33
	214222	3,449.42

FORM MOR-1a
(04/07)

Checks Outstanding	Ck. #	Amount
	214223	4,139.31
	214224	7,286.49
	214225	2,982.66
	214226	6,181.41
	214227	86,903.73
	214228	12,668.95
	214229	1,100.90
	214230	296.60
	214231	288.15
	214232	1,700.56
	214233	141.12
	214234	12,517.75
	214236	955.46
	214237	107.22
	214238	103.81
	214239	103.81
	214240	9,990.06
	214241	3,148.09
	214242	4,349.04
	214243	4,960.28
	214244	7,611.24
	214245	957.99
	214246	132.03
	214247	100.97
	214248	1,344.91
	214249	906.97
	214250	111.18
	214251	576.08
	214252	8,954.30
	214253	274.77
	214254	3,084.08
	214255	189.52
	214256	180.34
	214257	4,127.77
	214258	486.07
	214259	151.16
	214260	1,732.31
	214261	113.76
	214262	1,349.90
	214263	118.23
	214264	405.66
	214265	6,335.29
	214266	879.30
	214267	1,277.84
	214268	1,142.21
	214269	151.16
	214270	786.88
	214271	122.17
	214272	1,094.37
	214273	183.26
	214274	886.74
	214275	1,094.37
	214276	4,540.05
	214277	100.87
	214278	4,710.16
	214279	2,807.14
	214280	949.27
	214281	274.77
	214282	277.42
	214283	118.23
	214284	2,548.28
	214285	104.07
	214286	277.42
	214287	115.84
	214288	225.94
	214289	4,994.87
	214290	109.52
	214291	226.91
	214292	103.02
	214293	993.21
	214294	129.13

FORM MOR-1a
(04/07)

Checks Outstanding	Ck. #	Amount
	214295	274.77
	214296	234.50
	214297	304.36
	214298	1,274.11
	214299	2,473.02
	214300	172.25
	214301	131.28
	214302	131.29
	214303	111.11
	214304	416.54
	214305	6,258.91
	214306	1,493.51
	214307	1,493.51
	214308	464.78
	214309	720.93
	214310	495.26
	214311	348.39
	214312	495.26
	214313	348.39
	214314	1,134.52
	214315	49,650.58
	214316	2,956.70
	214317	100.51
	214318	1,376.36
	214319	3,318.35
	214320	3,208.27
	214321	3,120.75
	214322	957.99
	214323	1,046.67
	214324	1,048.20
	214325	8,272.57
	214326	3,606.01
	214327	3,606.01
	214328	3,606.01
	214329	331.14
	214330	2,349.12
	214331	1,068.27
	214332	866.02
	214333	866.02
	214334	581.14
	214335	556.77
	214336	556.77
	214337	562.59
	214338	556.77
	214339	562.59
	214340	556.77
	214341	3,638.62
	214342	1,212.87
	214343	1,212.87
	214344	1,252.86
	214345	2,290.88
	214346	1,565.23
	214347	759.61
	214348	953.31
	214349	390.80
	214350	231.08
	214351	141.70
	214352	274.77
	214353	264.38
	214354	329.78
	214355	274.77
	214356	329.78
	214357	390.80
	214358	462.17
	214359	183.20
	214360	154.62
	214361	274.77
	214362	2,344.78
	214363	183.20
	214364	390.80
	214365	109.34

FORM MOR-1a
(04/07)

Checks Outstanding	Ck. #	Amount
	214366	183.20
	214367	183.20
	214368	599.50
	214369	390.80
	214370	231.08
	214371	1,172.39
	214372	390.80
	214373	107.87
	214374	599.50
	214375	390.80
	214376	149.90
	214377	183.20
	214378	274.77
	214379	3,483.93
	214380	154.62
	214381	100.39
	214382	183.20
	214383	3,483.93
	214384	618.37
	214385	390.80
	214386	183.20
	214387	594.55
	214388	145.63
	214389	183.20
	214390	390.80
	214391	2,322.61
	214392	188.97
	214393	100.39
	214394	2,930.96
	214395	188.97
	214396	183.20
	214397	274.77
	214398	183.20
	214399	390.80
	214400	149.90
	214401	183.20
	214402	2,322.61
	214403	113.87
	214404	382.41
	214405	394.35
	214406	147.83
	214407	814.53
	214408	788.59
	214409	147.83
	214410	263.34
	214411	147.83
	214412	764.91
	214413	576.20
	214414	9,764.51
	214415	4,705.81
	214416	10,948.04
	214417	382.41
	214418	394.35
	214419	764.92
	214420	764.91
	214421	263.34
	214422	147.83
	214423	197.14
	214424	394.35
	214425	255.00
	214426	1,235.81
	214427	364.01
	214428	1,411.21
	214429	360.53
	214430	549.17
	214431	492.24
	214432	113.91
	214433	492.24
	214434	113.91
	214435	369.24
	214436	492.24

FORM MOR-1a
(04/07)

Checks Outstanding	Ck. #	Amount
	214437	1,476.83
	214438	1,476.83
	214439	369.24
	214440	369.24
	214441	1,476.83
	214442	1,240.37
	214443	369.24
	214445	106.36
	214446	9,906.77
	214447	141.39
	214448	139.78
	214449	764.92
	214450	788.59
	214451	2,300.81
	214452	133.76
	214453	203.75
	214454	259.29
	214455	1,902.73
	214456	1,902.73
	214457	1,268.50
	214458	1,268.50
	214459	1,268.50
	214460	3,805.44
	214461	129.75
	214462	2,508.44
	214463	392.26
	214464	494.04
	214465	1,394.37
	214466	160.73
	214467	1,394.37
	214468	1,004.23
	214469	348.29
	214470	137.91
	214471	1,004.23
	214472	219.86
	214473	213.16
	214474	219.86
	214475	162.13
	214476	1,281.11
	214477	549.60
	214478	12,277.66
	214479	158.92
	214480	191.18
	214481	191.18
	214482	191.18
	214483	191.18
	214484	1,013.88
	214485	1,034.61
	214486	299.76
	214487	299.76
	214488	2,147.21
	214489	2,083.19
	214490	3,879.66
	214491	512.75
	214492	25,727.67
	214493	6,419.19
	214494	6,419.17
	214495	109.20
	214496	2,806.38
	214497	7,691.22
	214498	802.00
	214499	1,856.05
	214500	420.21
	214501	3,691.08
	214502	295.16
	214503	98.38
	214504	98.18
	214505	98.18
	214506	98.18
	214507	37.03
	214508	103.56

FORM MOR-1a
(04/07)

Checks Outstanding	Ck. #	Amount
	214509	103.56
	214510	450.58
	214511	4,710.16
	214512	1,529.57
	214513	355.58
	214514	193.94
	214515	133.28
	214516	359.71
	214517	187.35
	214518	2,921.39
	214519	103.56
	214520	949.28
	214521	124.01
	214522	422.32
	214523	120.26
	214524	2,322.61
	214525	714.89
	214526	540.64
	214527	347.15
	214528	347.15
	214529	802.00
	214530	347.15
	214531	791.11
	214532	131.70
	214533	540.64
	214534	527.39
	214535	131.70
	214536	527.39
	214537	145.85
	214538	500.59
	214539	145.85
	214540	131.70
	214541	131.70
	214542	2,461.18
	214543	221.69
	214544	221.69
	214545	2,115.21
	214546	574.72
	214547	574.72
	214548	574.72
	214549	574.72
	214550	7,056.46
	214551	1,122.02
	214552	243.25
	214553	512.75
	214554	412.30
	214555	412.30
	214556	432.43
	214557	412.30
	214558	214.32
	214559	214.32
	214560	214.32
	214561	267.93
	214562	267.93
	214563	267.93
	214564	267.89
	214565	229.65
	214566	137.43
	214567	137.43
	214568	137.43
	214569	160.99
	214570	1,349.90
	214571	183.57
	214572	382.41
	214573	382.41
	214574	348.30
	214575	666.38
	214576	344.80
	214577	1,585.76
	214578	911.97
	214579	2,147.21

FORM MOR-1a
(04/07)

Checks Outstanding	Ck. #	Amount
	214580	4,391.51
	214581	111.93
	214582	107.81
	214583	390.73
	214584	125.93
	214585	125.92
	214586	125.93
	214587	146.55
	214588	1,107.25
	214589	228.96
	214590	229.44
	214591	100.43
	214592	100.38
		1,368,537.86

FORM MOR-1a
(04/07)

In re: EMERALD OIL, INC., et al.,	Case No. 16-10704
Debtor	Reporting Period: May 2016

MOR - 1b

Schedule of Disbursements by Debtor Entity

For the Period May 1, 2016 through May 31, 2016

Unaudited

			Allocation
	Total Disbursements		Emerald Oil, Inc.	Emerald DB, LLC	Emerald NWB, LLC	Emerald WB, LLC	EOX Marketing, LLC	On Behalf of 3rd Parties
			16-10704	16-10705	16-10706	16-10707	16-10708

Revolving Credit Facility	$80,000,000	(1)	$80,000,000	$-	$-	$-	$-	$-
Trade	1,449,658	(2)	117,283	-	596,848	326,009	8,080	401,438
Severance Taxes	354,922	(2)	-	-	159,960	87,373	-	107,589
Royalties and other WI	1,194,869		-	-	-	-	-	1,194,869
Payroll, Payroll Taxes and Benefits	425,840	(3)	425,840	-	-	-	-	-
Rent & Utilities	-	(4)	-	-	-	-	-	-
Other	72,329	(5)	24,437	-	18,224	29,668	-	-
Professional fees	436,060	(6)	436,060	-	-	-	-	-
Interest and Bank Fees	85,544	(7)	84,610	-	-	-	934	-

Total:	$84,019,222		$81,088,230	$-	$775,032	$443,050	$9,014	$1,703,896

Notes:

(1) Debtor in possession financing agreement was entered into by Emerald Oil, Inc.

(2) Allocated to the Debtors based on the estimate ownership of the underlying working interest in the properties.

(3) All individuals employed by Emerald Oil, Inc.

(4) Corporate office lease of Emerald Oil, Inc.

(5) "Other" represents Insurance, which includes general commercial liability, workers’ compensation and employee benefits, allocated to Emerald Oil, Inc. as the covered items are directly related to the debtor entity and Control of Well/Operator's Extra Expense, allocated based on percentage of active wells.

(6) Debtor Professionals employed by Emerald Oil, Inc.

(7) Revolving Credit Agreement and related fees/interest was entered into by Emerald Oil, Inc.

FORM MOR-1b

(04/07)

In re: EMERALD OIL, INC., et al.,	Case No. 16-10704
Debtor	Reporting Period: May 2016

MOR - 1c

Schedule of Professional Fees and Expenses Paid (1)

For the Period May 1, 2016 through May 31, 2016

(Unaudited)

				Check		Amount Paid
Payee	Period Covered	Amount Approved	Payor	Number	Date	Fees	Expenses
Debtor Bankruptcy Professionals
Kirkland & Ellis LLP		-				-	-
Donlin Rencano & Company (Notice)	3/15/2016 to 3/31/2016	92,502	Emerald Oil, Inc.	112963	5/19/2016	75,672	16,830
Donlin Rencano & Company (Admin)		-				-	-
Intrepid Financial Partners, LLC		-				-	-
Opportune LLP (2)	Retainer	161,513	Emerald Oil, Inc.	Wire	5/25/2016	161,513	-
Pachulski Stang Ziehl &Jones LLP		-				-	-
BDO LLP		-				-	-

Debtor Ordinary Course Professionals		-				-	-
EKS&H LLP		-				-	-
Fredrickson & Byron, P.A.		-				-	-
Vogel Law Firm		-				-	-
Husch Blackwell LLP		-				-	-
Taylor Anderson LLP		-				-	-
Mayer Brown LLP		-				-	-

Lender Professionals
Luskin, Stern & Eisler LLP	3/22/2016 to 3/31/2016	4,903	Emerald Oil, Inc.	112965	5/19/2016	4,885	18
Vinson & Elkins LLP	3/22/2016 to 3/31/2016	81,116	Emerald Oil, Inc.	Various	5/19/2016	77,632	3,484
Womble Carlyle Sandridge & Rice, LLP		-				-	-
FTI Consulting, Inc.	3/22/2016 to 04/30/2016	96,026	Emerald Oil, Inc.	Wire	Various	95,960	66

UCC Professionals
Akin Gump Strauss Hauer & Feld LLP		-				-	-
Whiteford, Taylor & Preston LLC		-				-	-
Houlihan Lokey, Inc.		-				-	-

	Total:	436,060				415,662	20,398

Notes:

(1) Professional payments listed herein include payments made by the Debtors to retained professionals.

(2) The amount paid to Opportune LLP in May represents an increase in the retainer, authorized by the Order Authorizing (I) the Debtors to Employ and Retain (A) Opportune LLP as Crisis Managers and (B) Wade Stubblefield as Chief Restructuring Officer and Certain Additonal Personnel, in Each Instance Nunc Pro Tunc to the Petition Date and (II) Granting Related Relief (Docket No. 302).

FORM MOR-1b

(04/07)

In re: EMERALD OIL, INC., et al.,	Case No. 16-10704
Debtor	Reporting Period: May 2016

MOR – 2

Debtor Statement of Operations (1) (2)

For the Period May 1, 2016 through May 31, 2016

(Unaudited)

	Case #	16-10704	16-10707	16-10706	16-10705	16-10708
	Debtors (3):	Emerald Oil, Inc.	Emerald WB, LLC	Emerald NWB, LLC	Emerald DB, LLC	EOX Marketing, LLC	Eliminations (5)	Total Debtors
			(4)	(4)

REVENUES, NET OF TRANSPORTATION EXPENSES
Oil Sales		$-	$3,790,306	$-	$-	$5,716,012	$(5,716,012)	$3,790,306
Natural Gas Sales		-	(74,702)	-	-	-	-	(74,702)
		-	3,715,604	-	-	5,716,012	(5,716,012)	3,715,604
OPERATING EXPENSES
Cost of Sales		-	-	-	-	5,588,495	(5,588,495)	-
Production Expenses		-	1,755,185	-	-	-	-	1,755,185
Production Taxes		-	389,482	-	-	-	-	389,482
General and Administrative Expenses		765,609	-	-	-	-	-	765,609
Depletion of Oil and Natural Gas Properties		-	1,488,306	-	-	-	-	1,488,306
Depreciation and Amortization		138,388	-	-	-	-	-	138,388
Total Expenses		903,997	3,632,973	-	-	5,588,495	(5,588,495)	4,536,970

INCOME (LOSS) FROM OPERATIONS		(903,997)	82,631			127,517	(127,517)	(821,366)

OTHER INCOME (EXPENSE)
Interest Expense		(830,361)	-	-	-	-	-	(830,361)
Reorganization Items		(1,779,920)	-	-	-	-	-	(1,779,920)
Total Other Expense, Net		(2,610,281)	-	-	-	-	-	(2,610,281)

INCOME BEFORE INCOME TAXES		(3,514,278)	82,631	-	-	127,517	(127,517)	(3,431,647)

INCOME TAX BENEFIT		-	-	-	-	-	-	-

NET LOSS		$(3,514,278)	$82,631	$-	$-	$127,517	$(127,517)	$(3,431,647)

Notes:

(1) The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee, and is unaudited and subject to future adjustment. Certain totals may not sum due to rounding.

(2) The Statement of Operations is prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

(3) This statement includes all entities controlled by the Debtors and therefore represents the consolidated financial results of Emerald Oil, Inc.

(4) Although title ownership in oil and gas properties is owned by both Emerald WB, LLC (16-10707) and Emerald NWB, LLC (16-10706), the Company has not historically accounted for these interests separately and, instead, have reflected all of their oil and gas activities within Emerald WB, LLC (16-10707).

(5) The crude oil purchases by EOX Marketing, LLC, from Emerald Oil, Inc., are eliminated for consolidation purposes.

In re: EMERALD OIL, INC., et al.,	Case No. 16-10704
Debtor	Reporting Period: May 2016

MOR - 3a

Debtor Balance Sheets (1)

As of the Petition Date (2)

(Unaudited)

	Case #	16-10704	16-10707	16-10706	16-10705	16-10708
	Debtors (3):	Emerald Oil, Inc.	Emerald WB, LLC (4)	Emerald NWB, LLC (4)	Emerald DB, LLC	EOX Marketing, LLC	Eliminations (8)	Total Debtors

ASSETS
CURRENT ASSETS
Cash and Cash Equivalents		$435,528	$-	$-	$-	$3,100,307	$-	$3,535,835
Accounts Receivable — Oil and Natural Gas Sales		1,957,354	-	-	-	-	-	1,957,354
Accounts Receivable — Joint Interest Partners		5,852,643	-	-	-	-	-	5,852,643
Other Receivables		700,705	-	-	-	31,871	-	732,576
Intercompany Receivable		3,018,861	-	-	-	-	(3,018,861)	-
Prepaid Expenses and Other Current Assets		1,734,745	-	-	-	-	-	1,734,745
Total Current Assets		13,699,836	-	-	-	3,132,178	(3,018,861)	13,813,153

PROPERTY AND EQUIPMENT
Oil and Natural Gas Properties, Full Cost Method
Proved Oil and Natural Gas Properties		-	733,069,244	-	-	-	-	733,069,244
Unproved Oil and Natural Gas Properties		-	79,272,070	-	-	-	-	79,272,070
Equipment and Facilities		987,311	14,552,936	-	-	-	-	15,540,247
Other Property and Equipment		3,483,025	-	-	-	-	-	3,483,025
Total Property and Equipment		4,470,336	826,894,250	-	-	-		831,364,586
Less - Accumulated Depreciation, Depletion and Amortization		(1,406,996)	(588,210,892)	-	-	-	-	(589,617,888)
Total Property and Equipment, Net		3,063,340	238,683,358	-	-	-		241,746,698
Debt Issuance Costs, Net of Amortization		2,697,568	-	-	-	-	-	2,697,568
Deferred Tax Asset, net		1,813,561	-	-	-	-	-	1,813,561
Other Non-Current Assets		290,084	-	-	-	-	-	290,084
Total Assets		$21,564,389	$238,683,358	$-	$-	$3,132,178	$(3,018,861)	$260,361,064

LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES SUBJECT TO COMPROMISE (Pre-petition)
Intercompany Payables		$-	$-	$-	$-	$3,018,861	$(3,018,861)	$-
Account Payable		42,542,980	-	-	-	29,673	-	42,572,653
Accrued Expenses		5,473,146	-	-	-	264,138	-	5,737,284
Priority Debt (5)		-	-	-	-	-	-	-
Revolving Credit Facility		111,678,151	-	-	-	-	-	111,678,151
Convertible Senior Notes		148,500,000	-	-	-	-	-	148,500,000
Advances from Joint Interest Partners		726,710	-	-	-	-	-	726,710
Asset Retirement Obligations		4,582,522	-	-	-	-	-	4,582,522
Warrant Liability		94,000	-	-	-	-	-	94,000
Deferred Tax Liability, net		1,813,561	-	-	-	-	-	1,813,561
Total Liabilities Subject to Compromise		315,411,070	-	-	-	3,312,672	(3,018,861)	315,704,881

Series B Voting Preferred Stock (6)		256	-	-	-	-	-	256

STOCKHOLDERS' EQUITY
Common Stock (7)		9,583	-	-	-	-	-	9,583
Additional Paid-In Capital		273,945,998	238,683,358	-	-	-	-	512,629,356
Accumulated Deficit		(567,802,519)	-	-	-	(180,493)	-	(567,983,012)
Total Stockholders' Equity		(293,846,938)	238,683,358	-	-	(180,493)	-	(55,344,073)
Total Liabilities and Stockholders' Equity		$21,564,389	$238,683,358	$-	$-	$3,132,178	$(3,018,861)	$260,361,064

In re: EMERALD OIL, INC., et al.,	Case No. 16-10704
Debtor	Reporting Period: May 2016

MOR - 3a

Debtor Balance Sheets (1)

As of the Petition Date (2)

(Unaudited)

Notes:

(1) The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee, and is unaudited and subject to future adjustment. Certain totals may not sum due to rounding.

(2) The petition date was March 22, 2016.

(3) This statement includes all entities controlled by the Debtors and therefore represents the consolidated financial results of Emerald Oil, Inc.

(4) Although title ownership in oil and gas properties is owned by both Emerald WB, LLC (16-10707) and Emerald NWB, LLC (16-10706), the Company has not historically accounted for these interests separately and, instead, have reflected all of their oil and gas activities within Emerald WB, LLC (16-10707).

(5) While the amount of priority debt as of the petition date is zero, this does not reflect potential liabilities. The amount of these potential liabilities are unknown at this time.

(6) 255,732 shares issued and outstanding with a liquidation preference value of $256 as of the petition date.

(7) Par Value $.001, 500,000,000 shares authorized, 9,582,970 shares issued and outstanding.

(8) Intercompany balances between EOX Marketing, LLC and Emerald Oil, Inc., are eliminated for consolidation purposes.

In re: EMERALD OIL, INC., et al.,	Case No. 16-10704
Debtor	Reporting Period: May 2016

MOR - 3b

Debtor Balance Sheets (1)

As of May 31, 2016

(Unaudited)

	Case #	16-10704	16-10707	16-10706	16-10705	16-10708
	Debtors (2):	Emerald Oil, Inc.	Emerald WB, LLC (3)	Emerald NWB, LLC (3)	Emerald DB, LLC	EOX Marketing, LLC	Eliminations (7)	Total Debtors
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents		$8,411,510	$-	$-	$-	$2,628,223	$-	$11,039,733
Accounts Receivable — Oil and Natural Gas Sales		4,548,810	-	-	-	-	-	4,548,810
Accounts Receivable — Joint Interest Partners		5,225,288	-	-	-	-	-	5,225,288
Other Receivables		1,382,778	-	-	-	33,852	-	1,416,630
Intercompany Receivables		2,529,657	-	-	-	-	(2,529,657)	-
Prepaid Expenses and Other Current Assets		1,577,925	-	-	-	-	-	1,577,925
Total Current Assets		23,675,968	-	-	-	2,662,075	(2,529,657)	23,808,386

PROPERTY AND EQUIPMENT
Oil and Natural Gas Properties, Full Cost Method
Proved Oil and Natural Gas Properties		-	780,323,736	-	-	-	-	780,323,736
Unproved Oil and Natural Gas Properties		-	32,095,491	-	-	-	-	32,095,491
Equipment and Facilities		987,311	14,429,022	-	-	-	-	15,416,333
Other Property and Equipment		3,483,025	-	-	-	-	-	3,483,025
Total Property and Equipment		4,470,336	826,848,249	-	-	-		831,318,585
Less - Accumulated Depreciation, Depletion and Amortization		(1,566,057)	(666,129,605)	-	-	-	-	(667,695,662)
Total Property and Equipment, Net		2,904,279	160,718,644	-	-	-		163,622,923
Debt Issuance Costs, Net of Amortization		3,556,300	-	-	-	-	-	3,556,300
Deferred Tax Asset, net		1,813,561	-	-	-	-	-	1,813,561
Other Non-Current Assets		512,236	-	-	-	-	-	512,236
Total Assets		$32,462,344	$160,718,644	$-	$-	$2,662,075	$(2,529,657)	$193,313,406

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts Payable		$3,800,914	$-	$-	$-	$-	$-	$3,800,914
Debtor-in-possession financing		90,500,000	-	-	-	-	-	90,500,000
Accrued Expenses		-	-	-	-	549,616	-	549,616
Professional Fees		4,839,079	-	-	-	-	-	4,839,079
Total Current Liabilities		99,139,993	-	-	-	549,616	-	99,689,609

LIABILITIES SUBJECT TO COMPROMISE (Pre-petition)
Intercompany Payable		-	-	-	-	2,529,657	(2,529,657)	-
Account Payable		41,241,150	-	-	-	29,673	-	41,270,823
Accrued Expenses		6,089,205	-	-	-	-	-	6,089,205
Priority Debt (4)		-	-	-	-	-	-	-
Revolving Credit Facility		31,678,151	-	-	-	-	-	31,678,151
Convertible Senior Notes		148,500,000	-	-	-	-	-	148,500,000
Advances from Joint Interest Partners		716,383	-	-	-	-	-	716,383
Asset Retirement Obligations		4,589,489	-	-	-	-	-	4,589,489
Warrant Liability		4,000	-	-	-	-	-	4,000
Deferred Tax Liability, net		1,813,561	-	-	-	-	-	1,813,561
Total Liabilities Subject to Compromise		234,631,939	-	-	-	2,559,329	(2,529,657)	234,661,612

Total Liabilities		333,771,932	-	-	-	3,108,945	(2,529,657)	334,351,221

Series B Voting Preferred Stock (6)		256	-	-	-	-	-	256

STOCKHOLDERS' EQUITY
Common Stock (6)		9,583	-	-	-	-	-	9,583
Additional Paid-In Capital		351,958,345	160,718,644	-	-	-	-	512,676,989
Accumulated Deficit		(653,277,772)	-	-	-	(446,870)	-	(653,724,642)
Total Stockholders' Equity		(301,309,844)	160,718,644	-	-	(446,870)	-	(141,038,070)
Total Liabilities and Stockholders' Equity		$32,462,344	$160,718,644	$-	$-	$2,662,075	$(2,529,657)	$193,313,406

 Notes:

(1) The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee, and is unaudited and subject to future adjustment. Certain totals may not sum due to rounding.

2) This statement includes all entities controlled by the Debtors and therefore represents the consolidated financial results of Emerald Oil, Inc.

(3) Although title ownership in oil and gas properties is owned by both Emerald WB, LLC (16-10707) and Emerald NWB, LLC (16-10706), the Company has not historically accounted for these interests separately and, instead, have reflected all of their oil and gas activities within Emerald WB, LLC (16-10707).

(4) This does not reflect potential liabilities. The amount of potential liabilities are unknown at this time.

(5) 255,732 issued and outstanding with a liquidation preference value of $256 as of the petition date.

(6) Par Value $.001, 500,000,000 shares authorized, 9,582,970 shares issued and outstanding.

(7) Oil Sales of EOX Marketing, LLC on behalf of Emerald Oil, Inc. and associated intercompany balances are eliminated for consolidation purposes.

In re: EMERALD OIL, INC., et al.,	Case No. 16-10704
Debtor	Reporting Period: May 2016

MOR - 4a

Status of Post-Petition Taxes (1)

As of May 31, 2016

Unaudited

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal
Withholding	$-	$67,811	$(67,811)	Various	Various	$-
FICA-Employee	-	18,632	(18,632)	Various	Various	-
FICA-Employer	-	17,678	(17,678)	Various	Various	-
Unemployment	-	-	-			-
Income	-	-	-			-
Other	-	-	-			-
Total Federal Taxes	$-	$104,121	$(104,121)			$-

State and Local
Withholding	-	13,607	(13,607)	Various	Various	-
Sales	-	-	-			-
Excise	-	-	-			-
Unemployment	-	2	(2)	Various	Various	-
Real Property	-	-	-			-
Personal Property	-	-	-			-
Other (2)	354,922	549,616	(354,922)	5/24/2016	00365	549,616
Total State and Local	$354,922	$563,225	$(368,531)			$549,616

Total Taxes	$354,922	$667,346	$(472,652)			$549,616

Notes:

(1) No tax returns including IRS Form 6123 were filed during the reporting period.

(2) Severance and extraction taxes are paid on a monthly basis to the respective state in which our producing oil and gas properties are located. The amount represents the estimated portion of gross state taxes (including those remitted on behalf of third parties) to the Company that have accrued since the petition date.

FORM MOR-4

(04/07)

In re: EMERALD OIL, INC., et al.,	Case No. 16-10704
Debtor	Reporting Period: May 2016

MOR - 4b

Summary of Unpaid Post-Petition Debts (1)

As of May 31, 2016

Unaudited

	Days Aged
	Current	0-30	31-60	61-90	Over 90	Total
Trade Payable	$3,410,628	$287,515	$28,154	$-	$-	$3,726,296
Wages Payable	-	-	-	-	-	-
Taxes Payable (2)	549,616	-	-	-	-	549,616
Rent/Leases-Building	66,585	-	-	-	-	66,585
Rent/Leases-Equipment	5,347	1,297	-	-	-	6,645
Secured Debt/Adequate Protection Payments	-	-	-	-	-	-
Professional Fees	1,939,721	2,779,749	119,609	-	-	4,839,079
Amounts Due to Insiders*	1,388	-	-	-	-	1,388
Other	-	-	-	-	-	-
Total Postpetition Debts	$5,973,285	$3,068,561	$147,763	$-	$-	$9,189,609
Percentage of Total	65%	33%	2%	0%	0%

Notes:

(1) The post petition accounts payable reported represents open and outstanding trade vendor invoices that have been entered into the Debtor's accounts payable system. This summary includes accruals for invoices not yet received and for invoices not yet entered into the Debtor's accounts payable system.

(2) Severance and extraction taxes are paid on a monthly basis to the respective state in which our producing oil and gas properties are located. The amount represents the estimated portion of gross state taxes (including those remitted on behalf of third parties) to the Company that have accrued since the petition date.

In re: EMERALD OIL, INC., et al.,	Case No. 16-10704
Debtor	Reporting Period: May 2016

MOR - 5

Debtors Account Receivable Reconciliation and Aging (1)

As of May 31, 2016

Unaudited

	Days Aged
Debtors	Current	0-30	31-60		61-90	Over 90	Total
Emerald Oil, Inc.	$4,031,956	$151,231	$		$395,792	$6,593,328	$11,172,306
Emerald WB, LLC	-	-		-	-	-	-
Emerald NWB, LLC	-	-		-	-	-	-
Emerald DB, LLC	-	-		-	-	-	-
EOX Marketing, LLC	-	18,422		-	-	-	18,422
Total	$4,031,956	$169,652		$-	$395,792	$6,593,328	$11,190,728
Percentage of Total	36%	2%		0%	4%	59%

Notes:

(1) Aging is primarily for the Debtors' joint interest billing and oil and gas sales receivables and does not include intercompany receivables. All amounts are included on a gross basis before any adjustment for estimated bad debts and other uncollectible amounts.

FORM MOR-5

(04/07)

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.		X